UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 31, 2020	(March 25, 2020)
Date of Report (Date of earliest event reported)

GREIF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d)

In accordance with the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of Greif, Inc. (the “Company”), on March 25, 2020, the Company’s Board of Directors elected Robert M. Patterson as a director to fill a vacancy on the Board and to serve until the Company’s next annual meeting of stockholders (expected to occur in February 2021) and until his successor is elected and qualified.

There were no arrangements or understandings between Mr. Patterson and any other person pursuant to which Mr. Patterson was selected as a director of the Company.

Mr. Patterson has not been appointed to any Board Committees as of the date of the fling of this Form 8-K.

The press release announcing Mr. Patterson’s election as director is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Item 5.03(a)

On March 25, 2020, the Company’s Board of Directors adopted an amendment to Article II, Section 1 the Company’s Second Amended and Restated By-Laws that increased the number of directors of the Company from nine to ten.

The amendment to the Second Amended and Restated By-Laws is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on March 25 announcing that Robert M. Patterson was elected to Greif, Inc. Board of Directors.
99.2	Amendment of Second and Restated By-Laws of Greif, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: March 31, 2020	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President, General Counsel and Secretary